Exhibit 32.1

CERTIFICATION CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Vertical Communications, Inc. (the “Company”) for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Y. Tauscher, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the “Act”), that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2007	/s/ William Y. Tauscher
William Y. Tauscher
Chief Executive Officer

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